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                                                                    Exhibit 10.7

               [Please return this page in the enclosed envelope]

                          CB RICHARD ELLIS 401(K) PLAN

                   Election to Invest in Class A Common Stock
                             of CBRE Holding, Inc.

   I hereby instruct U. S. Trust Company, N.A., as Trustee of the CBRE Holding Common Stock Fund, to carry out the investment election indicated below, subject to the conditions set forth in the Trustee's notice to 401(k) Plan participants that accompanied this election.

   I hereby elect to have (check one):

    [_]$                 from my 401(k) Plan account balances (not to
       exceed 50% as of June 1, 2001) invested in Class A common stock of CBRE Holding, Inc.

    [_]        % of my 401(k) Plan account balances on June 1, 2001 (not to exceed 50%) invested in Class A common stock of CBRE Holding, Inc.

    [_]No portion of my 401(k) Plan account invested in Class A common
       Stock of CBRE Holding, Inc.

                                          PARTICIPANT:

                                          _____________________________________
                                          Print Name

                                          _____________________________________
                                          Phone or E-mail Contact Information

                                          _____________________________________
                                          Social Security Number

                                          _____________________________________
                                          Signature